Exhibit 99.1

Tim Healy, Chairman & CEO Citigroup 2008 Small and Mid-Cap Conference March 18, 2008

Safe Harbor Statement Our presentation today, including the slides contained herein, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or to future financial performance, such as our projections about our future operating results set forth herein, and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements. Other factors that could materially affect actual results, levels of activity, performance or achievements can be found in our public filings with the Securities and Exchange Commission, including, without limitation, EnerNOC’s final prospectus, filed with the Securities and Exchange Commission on November 14, 2007. If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during this presentation reflect our current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise.

3 Fiiiew Agenda Demand Response Market Overview Who is EnerNOC? nancal Overv

The Peak Demand Problem Typical Electricity Demand Profile US Peak Demand Growth We estimate that >10% of grid infrastructure is used to meet peak demand for electricity that occurs <1% of the time IEA: US and Canada will spend over $1.6 trillion on new infrastructure from 2003-2030, and a predominant amount of this infrastructure will emit carbon GF Energy: 68% of utility CEOs expect increased spending on Demand Response

Large, Untapped Market Opportunity

- 5-10% of peak demand can be met by demand response [1]
- Estimated market size today as much as **~76GW** [2]
  - Equivalent to ~760 100-MW peaking power plants
- Estimated US market size by 2030: **~120GW** [3]
- Economics of Demand Response
  - 100-MW peaker = ~$60-100mm CapEx
  - 100-MW DR network = $900,000 CapEx
  - Demand response can offset **~$46 - $76 BN** of capital infrastructure costs

Peaking Power Plants Must Be Quick-Starting, Reliable, and Clean



Quick Starting
('Dispatchable')
Reliable
Coal, Nuclear
Clean
Renewable Resources (e.g. wind, wave)
DR

(1) EnerNOC estimates & FERC reports
(2) Includes US regions where Demand Response currently is part of the market as well as those where it is not
(3) Source: Brattle Group Research

ENERNOC 5

6 iFiiiew Agenda Demand Response Market Overvew Who is EnerNOC? nancal Overv

EnerNOC and Demand Response EnerNOC is like an “insurance provider” for an aging electricity grid in North America We provide technology-enabled demand response on a national scale – 2,100 sites under management* – 1,100 MW under management* – Nearly 10% of the Fortune 500* Assets roughly equivalent to 11 100MW peaking power plants, but without the environmental impact – We expect to manage the equivalent of more than 20 100-MW peaking power plants by year-end 2008 Active EnerNOC DR markets In addition to Demand Response, EnerNOC Office EnerNOC offers a broad suite of energy management solutions *As of 12/31/ 07

8 – – – – – – – – Diversified portfolio of services designed to drive further growth Company Profile Technology Growth Company First mover and proven industry leader in the smart-grid space Innovative energy management provider Strong Fundamentals Rapidly growing network Strong revenue performance Well capitalized for continued growth Key Metrics Trending in the Right Direction Positive margin trends Increased operational efficiencies

9 iAgenda Demand Response Market Overvew Who is EnerNOC? Financial Overview

10 2008 is a year. – – – – Overview of Financial Guidance growth and investment We expect: Revenues of $99-$105 million Gross Margins greater than 2007’s performance of 36% Operating Expenses of $74-$79 million 2009 is the year we expect to begin to harvest returns on the upfront investments we made in 2007 and 2008. We expect: To be cash flow positive from operations in 2H09 We expect that 2010 will be our first full year of profitability

Revenue Trends Pricing – Cost of generation is increasing – New DR markets have emerged with favorable pricing momentum – We convert our megawatts under management into versatile assets that drive multiple revenue streams – Monetizing more energy efficiency value within our portfolio New forward capacity market structures – Pricing is increasing in NE and PJM Sourc e: Morgan St anley Research – June through May delivery years – Increased pricing visibility makes Pulverized coal plant costs have increased 72% since 2006 managing to profitability easier High efficiency gas plants costs have increased 27% since 2006 2008 revenue guidance: $99-$105mm utilities, grid operators, and Response solutions 0% Gn FYFYQ4 Gross Margin Trends Commanding higher margins by offering C&I customers differentiated Demand Cross-selling higher gross margin, valueadded energy management solutions to 23.0% 35.5% 35.5% 36.0% 10% 20% 30% 40% ross MargiQ4 2006 2007 existing Demand Response customers 40% Positive margin trend reflects efficiencies in 30% site installation activities We expect that 2008 gross margin will 20% exceed the 36% performance that we achieved in 2007 10% 0% Q1 06 Q1 07 Q1 08 29% 34-35% 14%

Operating Expense Trends Nearly 50% of our OpEx is growth-related costs – G&A expenses include non-recurring operational costs attributable to selling and adding new capacity 2008 is a growth and investment year – Yet operating efficiencies emerging as we manage more megawatts per FTE 2008 OpEx guidance: $74-$79mm ing ( 12% 46% 6% i36% Sellii32% 10% i( 15% 2007 OPEX EnablG&A) G&A R&D Selling & Marketng 2008 OPEX ng & Marketng R&D G&A 43% Enablng G&A)

Market Trends



- **Regulatory Environment**
  - New markets for Demand Response are evidence that our investments are yielding immediate, measureable results
    - e.g.: Texas market is more than twice the size of New England's
  - FERC continues to express support for the expanded use of Demand Response (2/21/08)
  - Regulatory hurdles are par for the course
- **California**
  - "…third party aggregators present a very useful tool in our regulatory chest to provide innovative ways to increase customer participation in demand response programs."

  \- *CPUC President Michael R. Peevey, 3/13/08*
- **New England**
  - 170 MW of capacity under existing bi-lateral contracts in New England are maintained and extended to 2010*

*Subject to PUC approval

ENERNOC

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Managing Growth on the Path to Profitability 2006 2007 2008 (projected) 2009 (projected) Revenue $26mm $60mm $99- $105mm We expect to be cash flow positive from operations in 2H09 – Cash flow positive going forward OpEx growth slows considerably primarily due to slowdown in headcount growth Operational leverage evidenced by increasing MW Under Management to FTE ratio Revenue Growth 133%6575% OpEx Growth 233%5565% Headcount Growth 153%4050% MW Under Mgmt / FTE (as of year-end) 4.1 4.4 6.0+ EnerNOC expects to be EPS profitable on an annual basis in 2010

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